Exhibit 10.1.54

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL

PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE

OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

SERVICE ORDER AMENDMENT

This Service Order Amendment is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) and amends Service Order 104149-0000, entered into on the 18 February 2016, in accordance with the terms and conditions of the Master Services Agreement between Customer and SES dated 17 August, 2012, as amended by Amendment No. 1 dated 30 November, 2012 (the “MSA”). All capitalized terms referenced but not otherwise defined in this Service Order Amendment will have the meanings assigned to them in lease 104149-0000. In the event of a conflict between the provisions of this Service Order Amendment and the provisions of the lease 104149-0000, the provisions of this Service Order Amendment will prevail.

Recitals

The parties desire to modify the Agreement in accordance with the terms set forth below.

Terms of Amendment

1)	Effective Date. The Effective Date of this Service Order Amendment is 1 September 2018.

2)	Service Specifications. Section C (Service Specifications) is deleted and replaced with the following:

C. Service Specifications.

Ramp Stage	Start Date – End Date	Spot Beam (MHz)	Atlantic Wide Beam (MHz)	Total (MHz)	Monthly Service Fee (US$)
1	Commencement Date – one day prior to the four (4) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]
2	the four (4) month anniversary of the Commencement Date - one day prior to the eight (8) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]
3	the eight (8) month anniversary of the Commencement Date - one day prior to the twelve (12) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]
4	the twelve (12) month anniversary of the Commencement Date- one day prior to the eighteen (18) month anniversary of the Commencement Date	[***]	[***]	[***]	[***]
5	the eighteen (18) month anniversary of the Commencement Date – End Date	[***]	[***]	[***]	[***]

Customer may not accelerate any Ramp Stages without the prior written approval of SES. Additional Service Specifications are contained in Attachment A to this Service Order.

3)	Commencement Date. The Commencement Date clause under Section D remains unchanged.

4)	End Date. [***].

5)	Service in Mexico. The following Service in Mexico clause is added under Section E (Other Applicable Terms and Conditions):

SES PROPRIETARY & CONFIDENTIAL Issued: 8/17/2018	Page 1 of 3	Customer initials: TJ SES initials: B

Exhibit 10.1.54

Service in Mexico: Customer acknowledges and agrees that if all or part of the Service will be to, from or within Mexico, including but not limited to Mexican airspace, then the provision of the relevant portion of the Service will be subject to a separate agreement with mutually-agreed terms and conditions therein between Customer and an SES entity holding the appropriate regulatory authorizations to provide service in Mexico.

6)	Attachment A.

SES PROPRIETARY & CONFIDENTIAL Issued: 8/17/2018	Page 2 of 3	Customer initials: TJ SES initials: B

Exhibit 10.1.54

a.

The beam allocation under Table C (Minimum Initial Capacity) of Section III (SES-14 HTS Beam Capacity Commitments) is replaced with a table to be provided by SES following the Commencement Date and confirmed in writing by Customer.

b.	[***].

From and after the execution and delivery of this Service Order Amendment by the Parties, this Service Order Amendment will constitute a valid, binding, and enforceable amendment to lease 104149-0000. All terms and conditions of lease 104149-0000 will, except as modified herein, apply and remain in full force and effect.

Execution

IN WITNESS WHEREOF, this Service Order Amendment has been fully executed by authorized representatives of the Parties as of the date of the last signature hereto.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Tim Joyce	By:	/s/ U. Bouwsma
Name:	Tim Joyce	Name:	U. Bouwsma
Title:	VP Engineering	Title:	Proxyholder A
Date:	October 9, 2018	Date:	October 11, 2018

NEW SKIES SATELLITES B.V.

		By:	/s/ Thai E. Rubin
		Name:	Thai E. Rubin
		Title:	EVP & General Counsel
		Date:	October 11, 2018

SES PROPRIETARY & CONFIDENTIAL Issued: 8/17/2018	Page 3 of 3	Customer initials: TJ SES initials: B